U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

                         Pre-Effective Amendment No.     [    ]

                       Post-Effective Amendment No.      [ 13 ]

                                     and/or
      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                              Amendment No.              [ 14 ]


                        (Check appropriate box or boxes)

                            SCHWARTZ INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (248) 644-8500

                               George P. Schwartz
                        Schwartz Investment Counsel, Inc.
                              3707 West Maple Road
                        Bloomfield Hills, Michigan 48301
                     (Name and Address of Agent for Service)

                                   Copies to:
                              John A. Dudley, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

/ X / immediately  upon filing  pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing  pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2)of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                      PROSPECTUS
                                                                   APRIL 1, 2002


                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301
                                 (248) 644-8500


                               SCHWARTZ VALUE FUND

================================================================================

                              INVESTMENT OBJECTIVE:
                         Long-term capital appreciation

                               MINIMUM INVESTMENT:
                           Initial purchase - $10,000


The Schwartz Value Fund (the "Fund") has retained Schwartz Investment Counsel, Inc. (the "Adviser") to manage the Fund's investments. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes to be selling below intrinsic value.

This Prospectus includes important information about the Fund that you should know before investing. You should read the Prospectus and keep it for future reference.


                                TABLE OF CONTENTS
================================================================================
Risk/Return Summary............................................................2
Expense Information............................................................5

Investment Objective, Investment Strategies and Risk Considerations............6
How to Purchase Shares.........................................................7
How to Redeem Shares...........................................................8
Dividends and Distributions....................................................9
Taxes.........................................................................10
Operation of the Fund.........................................................10
Calculation of Share Price....................................................11
Financial Highlights..........................................................12

Account Application...........................................................13
Shareholder Privacy Policy....................................................15

--------------------------------------------------------------------------------
        FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:

                         GREGORY J. SCHWARTZ & CO., INC.
                           Bloomfield Hills, Michigan
                                 (248) 644-2701

RISK/RETURN SUMMARY
================================================================================
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The investment objective of the Fund is to seek long-term capital appreciation.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Under normal market conditions, the Fund invests primarily in common stocks. The Adviser uses fundamental security analysis to identify and purchase shares of companies which it believes are selling below intrinsic value. The price of shares in relation to cash flow, earnings, dividends, book value, and asset value, both historical and prospective, are key determinants in the security selection process. Emphasis is also placed on companies undergoing change in operations, management, capital allocation, strategies, product transitions, and other significant changes which the Adviser feels will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results or economic factors or competitive developments adversely impair the company's intrinsic value.

The Adviser intends to hold securities for an average of 3 to 5 years. In the Adviser's opinion, holding stocks purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes.

The Fund invests in securities of companies of all sizes, although emphasis is placed on small and medium-sized companies because the Adviser believes these companies are more likely to offer superior opportunities for capital appreciation.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund.

The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole. The Adviser's value approach focuses on stocks believed to be selling at a discount relative to the market and its peers. It is the Adviser's expectation that these companies will ultimately be recognized by the market and thus appreciate in value. If the market does not recognize these companies, their stock prices may remain stable or decrease in value.

Investments in smaller and mid-sized companies often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-sized companies may be subject to wider price fluctuations.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund by showing the changes in the performance of the Fund from year to year and by showing how the average annual returns of the Fund compare to those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


The bar chart includes performance of the Fund's predecessor, RCM Partners Limited Partnership, prior to July 20, 1993. It should be noted that: (1) the quoted performance data includes performance for periods before the Securities Act registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act and restrictions of Subchapter M of the Internal Revenue Code; and (3) if the Fund had been registered under the 1940 Act and subject to Subchapter M of the Internal Revenue Code during such periods, performance may have been adversely affected.


[GRAPHIC OMITTED]


1992    1993     1994    1995    1996    1997     1998    1999    2000    2001
----    ----     ----    ----    ----    ----     ----    ----    ----    ----
22.7%   20.5%   -6.77%  16.89%  18.27%  28.04%  -10.38%  -2.45%   9.27%  28.09%


During the period shown in the bar chart, the highest return for a quarter was 20.12% during the quarter ended June 30, 2001 and the lowest return for a quarter was -16.91% during the quarter ended September 30, 1998.

The impact of taxes and sales loads are not reflected in the bar chart; if reflected, returns would be less than those shown.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2001

The table below shows how the Fund's average annual total returns since its initial public offering compare with those of the Russell 2000 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                                        Since Inception
                                                           One Year      Five Years     (July 20, 1993)
                                                           --------      ----------     ---------------
SCHWARTZ VALUE FUND
     Return Before Taxes...............................      27.09%         9.39%            9.85%
     Return After Taxes on Distributions...............      23.72%         7.74%            7.83%
     Return After Taxes on Distributions
          and Sale of Fund Shares......................      18.20%         7.32%            7.46%

RUSSELL 2000 INDEX* (reflects no
     deduction for fees, expenses, or taxes)...........       2.49%         7.52%           10.52%

* The Russell 2000 Index, representing approximately 8% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market).


EXPENSE INFORMATION
======================================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

   Sales Charge (Load) Imposed on Purchases.....................................      None
   Maximum Deferred Sales Charge (Load) (as a percentage of
      original purchase price or the net asset value at the
      time redeemed, whichever is less).........................................        1%*
   Sales Charge (Load) Imposed on Reinvested Dividends..........................      None
   Redemption Fee...............................................................      None

*The contingent deferred sales load applies only if shares are redeemed within one year of purchase.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

   Management Fees..............................................................     1.50%

   Other Expenses...............................................................     0.54%
                                                                                 ---------
   Total Annual Fund Operating Expenses.........................................     2.04%
                                                                                 =========


EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                           1 Year        $   307
                                          3 Years            640
                                          5 Years          1,098
                                         10 Years          2,369

You would pay the following expenses if you did not redeem your shares:

                                           1 Year        $   207
                                          3 Years            640
                                          5 Years          1,098
                                         10 Years          2,369

INVESTMENT OBJECTIVE, INVESTMENT
STRATEGIES AND RISK CONSIDERATIONS
================================================================================
The investment objective of the Fund is to seek long-term capital appreciation. Dividend and interest income is only an incidental consideration to the Fund's investment objective. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

The Fund maintains a disciplined approach to investing. The price of shares in relation to book value, asset value, earnings, dividends and cash flow, both historical and prospective, are key determinants in the security selection process. Regardless of the size of the company, a common thread in the Fund's investments is that the market price is below what a corporate or entrepreneurial buyer would be willing to pay for the entire business. Emphasis is also placed on companies undergoing change in operations, management, capital allocation, strategies, product transitions, and other significant changes which the Adviser feels will significantly enhance shareholder value in the future.

The prices of securities held by the Fund are monitored in relation to the Adviser's criteria for value. When a stock appreciates substantially and is no longer undervalued, according to the Adviser's valuation criteria, it is sold. Stocks are also sold when a company fails to achieve expected results, or economic factors or competitive developments adversely impair the company's intrinsic value.

The Fund will typically invest a substantial portion of its assets in small and mid-capitalization companies. While small and mid-cap companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller and mid-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations.

Securities in the Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

For  temporary  defensive  purposes,  the  Fund  may  from  time to time  have a significant portion, and possibly all, of its assets in U.S. Government obligations or money market instruments. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc., repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances), and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations or money market instruments for temporary defensive purposes, these investments may conflict with or impair the Fund's ability to achieve its investment objective.

HOW TO PURCHASE SHARES
================================================================================
Your initial investment in the Fund ordinarily must be at least $10,000. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Fund. Purchase orders received by the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

OPENING A NEW ACCOUNT. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund." Third party checks will not be accepted. An account application is included in this Prospectus.

Shares of the Fund may be purchased or sold through the Charles Schwab & Co., Inc. Mutual Fund MarketplaceTM and through other brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares. The Adviser may pay such organizations for administrative, shareholder subaccounting and other services, including sales-related services, from the Adviser's own revenues based on the amount of customer assets maintained in the Fund by such organizations. The payment of such compensation by the Adviser will not affect the expense ratio of the Fund.

Provided the Trust has received a completed account application form, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-726-0753) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail or fax a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.


CONTINGENT DEFERRED SALES LOAD. Shares of the Fund are subject to a contingent deferred sales load of 1% on redemptions made within one year of their purchase. The contingent deferred sales load will be assessed on an amount equal to the lesser of (1) the net asset value at the time of purchase of the shares being redeemed, or (2) the net asset value of such shares at the time they are redeemed. A contingent deferred sales load will not be imposed upon redemptions of shares held for at least one year. Subject to federal securities laws, the Adviser may pay from its own resources compensation of up to 1% of the purchase amount to your broker, investment adviser, financial planner or financial institution at the time you purchase shares.

Shares of the Fund purchased prior to April 1, 2002 are not subject to the contingent deferred sales load. The contingent deferred sales load will not be imposed upon accounts established by investment advisory clients of the Adviser, or by Trustees and officers of the Trust, or by organizations or retirement plans affiliated with the forgoing individuals. The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Fund may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.

All sales loads imposed on redemptions are paid to the Fund's principal underwriter. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing capital appreciation of the shares. In determining whether a particular redemption is subject to a contingent deferred sales load, it is assumed that the redemption is first of any amounts representing capital appreciation of the shares, next of shares acquired pursuant to reinvestment of dividends and capital gains distributions, and finally of other shares held by the shareholder for the longest period of time.


ADDING TO YOUR ACCOUNT. You may purchase and add shares to your account by mail, or by bank wire or through your broker-dealer. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the "Schwartz Value Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Fund's offices at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301. Each additional purchase request must contain the name of your account and your account number in order to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Fund reserves the right to impose such requirement.

ADDITIONAL INFORMATION. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Fund and the Distributor reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Fund's account application contains provisions in favor of the Fund, the Distributor, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.


HOW TO REDEEM SHARES
================================================================================
You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Fund's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. There is currently no charge for processing wire redemptions. However, the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.


You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Fund) of your redemption request in the form described above, less any contingent deferred sales load on the redeemed shares. Be sure to review "How to Purchase Shares" (on page 7) to determine whether your redemption is subject to a contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check or wire.


You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Fund reserves the right to require you to close your account if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Fund may determine from time to time. After notification to you of the Fund's intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Fund reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Fund reserves the right to make payment for shares redeemed in liquid portfolio securities of the Fund taken at current value.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. Distributions are paid according to one of the following options:

 Share Option   --    income  distributions   and  capital  gains  distributions
                      reinvested in additional shares.

 Income Option  --    income   distributions   and   short-term  capital   gains
                      distributions  paid  in  cash;  long-term   capital  gains
                      distributions reinvested in additional shares.

 Cash Option --       income  distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.


TAXES
================================================================================

The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. The Fund expects most distributions to be in the form of capital gains.


Distributions  of net  investment  income and net  realized  short-term  capital gains, if any, are taxable to investors as ordinary income. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions of shares of the Fund are taxable events on which you may realize a gain or loss.


The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. You should consult your tax advisor about the tax effect of distributions and redemptions from the Fund.



OPERATION OF THE FUND
================================================================================
The Fund is a diversified series of Schwartz Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.


The Trust retains Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, to manage the Fund's investments. The Adviser has been registered as an investment adviser since 1988 and has approximately $367 million of assets under management as of December 31, 2001. The controlling shareholder of the Adviser is George P. Schwartz. George P. Schwartz, who is President of both the Trust and the Adviser, is, and since the Fund's inception has been, primarily responsible for managing the Fund's portfolio.


The Fund pays the Adviser a fee at the annual rate of 1.5% of the average value of its daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.


Schwartz Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of shares of the Fund. The Fund may be distributed through other broker-dealers as well.

CALCULATION OF SHARE PRICE
================================================================================
On each day that the Fund is open for business, the share price (net asset value) of the Fund's shares is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.


Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price on the New York Stock Exchange or other primary exchange, (2) securities quoted by NASDAQ are valued at the last reported sale price, or, if not traded on a particular day, at the mean between the closing bid and asked prices as reported by NASDAQ, (3) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.


                                                            Per Share Data for a Share Outstanding Throughout Each Year
================================================================================================================================
                                                                               Year Ended December 31,

                                                          2001             2000           1999           1998           1997
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............$    20.62       $    19.74     $    21.50     $    23.99     $    21.19
                                                    ----------       ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss) ....................     (0.12)           (0.01)         (0.15)         (0.09)          0.06
   Net realized and unrealized gains (losses)
      on investments ...............................      5.91             1.84          (0.38)         (2.40)          5.88
                                                    ----------       ----------     ----------     ----------     ----------
       Total from investment operations ............      5.79             1.83          (0.53)         (2.49)          5.94
                                                    ----------       ----------     ----------     ----------     ----------
Less distributions:
   From net investment income ......................      --               --             --             --            (0.06)
   From net realized gains on investments ..........     (2.67)           (0.92)         (1.05)          --            (3.03)
   In excess of net realized gains on investments ..     (0.00)           (0.03)         (0.18)          --            (0.05)
                                                    ----------       ----------     ----------     ----------     ----------
       Total distributions .........................     (2.67)           (0.95)         (1.23)          --            (3.14)
                                                    ----------       ----------     ----------     ----------     ----------

Net asset value at end of year .....................$    23.74       $    20.62     $    19.74     $    21.50     $    23.99
                                                    ==========       ==========     ==========     ==========     ==========

       Total return ................................      28.1%             9.3%          (2.5)%        (10.4)%         28.0%
                                                    ==========       ==========     ==========     ==========     ==========
Ratios/Supplementary Data:
Ratio of expenses to average net assets ............      2.04%            2.10%          2.05%          1.94%          1.91%
Ratio of net investment income (loss) to
   average net assets ..............................   ( 0.62)%         ( 0.06)%        (0.61)%        (0.39)%          0.24%
Portfolio turnover rate ............................       103%              70%            59%            54%            47%
Net assets at end of year (000's) ..................$   50,031       $   35,949     $   41,672     $   62,697     $   69,967
--------------------------------------------------------------------------------------------------------------------------------




SCHWARTZ VALUE FUND                                                  ACCOUNT NO.____________________________________________
ACCOUNT APPLICATION                                                                       (For Fund Use Only)

Please mail completed account application to:
     Ultimus Fund Solutions, LLC                                          -------------------------------------------------
     P.O. Box 46707                                                       |  FOR BROKER/DEALER USE ONLY                   |
     Cincinnati, Ohio 45246-0707                                          |  Firm Name: ________________________________  |
                                                                          |  Home Office Address:_______________________  |
                                                                          |  Branch Address:____________________________  |
                                                                          |  Rep Name & No.:____________________________  |
                                                                          |  Rep. Signature:____________________________  |
                                                                          -------------------------------------------------

================================================================================================================================
Initial Investment of $_______________________($10,000 minimum)
[  ] Check or draft enclosed payable to the Schwartz Value Fund.

[  ] Bank Wire From:______________________________________________________________
================================================================================================================================
ACCOUNT NAME                                                                            S.S. #/TAX l.D.#

__________________________________________________________________________________     _________________________________________
  Name of Individual, Corporation, Organization, or Minor, etc.                        (In case of custodial account
                                                                                        please list minor's S.S.#)

__________________________________________________________________________________      Citizenship:
  Name of Joint Tenant, Partner, Custodian                                              [ ] U.S.
                                                                                        [ ] Other________________________________

ADDRESS                                                                                 Phone

__________________________________________________________________________________      _________________________________________
  Street or P.O. Box                                                                    Business Phone

__________________________________________________________________________________      _________________________________________
  City                                    State          Zip                            Home Phone

Check Appropriate Box:[ ]Individual [ ]Joint Tenant(Right of survivorship presumed) [ ]Corporation [ ]Trust [ ]Custodial [ ]Other

Occupation and Employer Name/Address:____________________________________________________________________________________________

Are you an associated person of an NASD member?  [ ] Yes   [ ]No                     Mother's Maiden Name _______________________
=================================================================================================================================
TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties of perjury I certify that the  Taxpayer  Identification  Number listed above is my correct  number and that I am a U.S.  person  (including a U.S.  resident  alien).  I understand that the Internal  Revenue
Service does not require my consent to any  provision of this  document  other  than  the certifications required to avoid backup withholding. Check box if appropriate:
[ ] I am exempt from backup  withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
    subject  to  backup  withholding  because  I have not been  notified  that I am  subject  to backup  withholding as a result of a failure to report all interest or dividends; or the  Internal  Revenue  Service  has  notified  me that  I am no longer subject to backup withholding.

[ ] I certify under  penalties of perjury that a Taxpayer Identification  Number has not been issued to me and I  have mailed or delivered an  application to receive a Taxpayer  Identification  Number to the Internal  Revenue  Service Center  or  Social
    Security  Administration  Office.  I  understand   that  if I do not provide a Taxpayer Identification Number within 60 days that 30% of all  reportable  payments  will be withheld  until I provide a number.

================================================================================================================================
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[ ] Share Option   -- Income distributions and capital gains distributions automatically reinvested in additional shares.
[ ] Income Option  -- Income distributions and short-term  capital  gains distributions paid  in  cash, long-term capital gains distributions reinvested in additional shares.
[ ] Cash Option    -- Income distributions and capital gains distributions paid in cash.
[ ] By Check   [ ] By ACH to my bank checking or savings account.  PLEASE ATTACH A VOIDED CHECK.
================================================================================================================================

Signatures
By signature below each investor  certifies that he has received a copy of the Fund's current  Prospectus,  that he is of legal age, and that he has full  authority and legal  capacity for himself or the  organization  named below, to make this investment and to use the options  selected above. The  investor  appoints  Ultimus  Fund Solutions,  LLC as his agent to enter orders for shares,  to receive  dividends and  distributions  for automatic  reinvestment  in additional  shares of the Fund for credit to the investor's  account and to surrender for redemption shares held in the investor's  account  in  accordance  with any of the procedures elected above or for payment of service charges incurred by the investor.  The investor  further agrees that Ultimus
Fund  Solutions, LLC can cease to act  as such agent  upon ten days' notice in writing to the investor at the address contained in this  Application.  The  investor hereby  ratifies  any  instructions  given  pursuant to this  Application  and for himself and his successors and assigns does hereby release the Fund, Schwartz  Investment  Counsel,  Inc., Ultimus Fund Solutions, LLC,
Schwartz  Fund  Distributors,  Inc.  and  their  respective  officers,  employees,  agents  and  affiliates  from  any  and all liability in the performance of the acts instructed herein.



By: __________________________________________________________         _________________________________________________________
                      Signature & Title                                                          Date


By: __________________________________________________________         _________________________________________________________
                      Signature & Title                                                          Date


           NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
            Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.



                                                                                                                           13


RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED:  That  this  corporation  or  organization  become  a  shareholder  of  the  Schwartz  Value  Fund (the Fund) and that

________________________________________________________________________________________________________________________________
is (are) hereby  authorized to complete and execute the  Application on behalf of the  corporation or  organization and to take any  action  for  it as  may  be  necessary or  appropriate  with  respect to its shareholder  account with the Fund, and it is
FURTHER  RESOLVED:  That any one of the above noted  officers is  authorized  to sign any  documents  necessary  or appropriate to appoint Ultimus Fund  Solutions,  LLC as redemption  agent of the  corporation or  organization  for  shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                                    CERTIFICATE

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


________________________________________________________________________________________________________________________________
                                                      (Name of Organization)

incorporated or formed under the laws of________________________________________________________________________________________
                                                             (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on ________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.

I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                             NAME                                                             TITLE

_____________________________________________________________     _______________________________________________________________

_____________________________________________________________     _______________________________________________________________

_____________________________________________________________     _______________________________________________________________

Witness my hand and seal of the corporation or organization this__________________________________day of_____, 20_______




_____________________________________________________________     _______________________________________________________________
                   *Secretary-Clerk                                            Other Authorized Officer (if required)


*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


================================================================================

                           SHAREHOLDER PRIVACY POLICY
================================================================================


WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

     o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

     o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

     o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).


We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Schwartz Investment Trust (the "Trust") and Schwartz Fund Distributors, Inc., the Trust's principal underwriter.

IF YOU HAVE ANY QUESTIONS ABOUT THE  CONFIDENTIALITY  OF YOUR NONPUBLIC PERSONAL
INFORMATION,   CALL   1-248-644-8500   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

================================================================================

                                    SCHWARTZ
                                   VALUE FUND

                               [GRAPHIC OMITTED]

                           SCHWARTZ INVESTMENT TRUST
                           -------------------------
                                   PROSPECTUS



                                 APRIL 1, 2002


These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




SCHWARTZ INVESTMENT TRUST
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
248-644-8500

BOARD OF TRUSTEES
Donald J. Dawson, Jr.      Sidney F. McKenna
Fred A. Erb                George P. Schwartz, CFA
Bowie K. Kuhn              Gregory J. Schwartz
John J. McHale

OFFICERS
Gregory J. Schwartz, Chairman of the Board
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, Vice President and Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, CPA, Assistant Secretary
John F. Splain, Assistant Secretary
Theresa A. Minogue, CPA, Assistant Treasurer
Mark J. Seger, CPA, Assistant Treasurer

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR

SCHWARTZ FUND DISTRIBUTORS, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301


TRANSFER AGENT
ULTIMUS  FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio  45246-0707

Additional information about the Fund is included in the Statement of Additional Information (SAI), which is incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-888-726-0753.

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-7148

                            SCHWARTZ INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION



                                  April 1, 2002



                               Schwartz Value Fund



     This Statement of Additional Information supplements the Prospectus offering shares of the Schwartz Value Fund (the "Fund"). The Fund is a series of Schwartz Investment Trust, a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund, dated April 1, 2002, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or by calling the Fund toll-free at 888-726-0753. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                            Schwartz Investment Trust
                               3707 W. Maple Road
                        Bloomfield Hills, Michigan 48301

                                TABLE OF CONTENTS
                                -----------------

THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................3

CORPORATE BONDS AND PREFERRED STOCKS...........................................9

INVESTMENT LIMITATIONS........................................................12

TRUSTEES AND OFFICERS.........................................................13

THE INVESTMENT ADVISER........................................................16

THE DISTRIBUTOR...............................................................18

SECURITIES TRANSACTIONS.......................................................18

PORTFOLIO TURNOVER............................................................19

CALCULATION OF SHARE PRICE....................................................20

TAXES.........................................................................20

REDEMPTION IN KIND............................................................21

HISTORICAL PERFORMANCE INFORMATION............................................22

PRINCIPAL SECURITY HOLDERS....................................................24

CUSTODIAN.....................................................................24

AUDITORS......................................................................24


LEGAL COUNSEL.................................................................24


TRANSFER AGENT................................................................24


FINANCIAL STATEMENTS..........................................................25


APPENDIX......................................................................26

THE TRUST
---------

     Schwartz Investment Trust (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on August 31, 1992. The Trust currently offers two series of shares to investors: the Schwartz Value Fund and the Ave Maria Catholic Values Fund. This Statement of Additional Information provides information relating to the Schwartz Value Fund (the "Fund"). Information relating to the Ave Maria Catholic Values Fund is contained in a separate Statement of Additional Information. Each Fund has its own investment strategies and policies.

     Shares of the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------


     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.


     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

     Commercial paper represents an unsecured promise to pay by the issuer and is subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; the financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Commercial paper rated A-1 (highest quality) by Standard & Poor's has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     These bank debt instruments are generally not insured by the Federal Deposit Insurance Corporation or any other government agency, except that certificates of deposit may be insured for up to $100,000. The profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. New government regulations, a downturn in general economic conditions or exposure to credit losses arising from possible financial difficulties of borrowers may impact the value of bank debt instruments.

     WHEN-ISSUED SECURITIES. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities. In addition, the Fund may purchase securities on a when-issued basis only if delivery and payment for the securities takes place within 120 days after the date of the transaction. In connection with these investments, the Fund will direct the Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will experience greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although the Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. The Fund does not currently intend to invest more than 5% of its net assets in debt securities on a when-issued basis.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.


     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase will never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     U.S. GOVERNMENT OBLIGATIONS. "U.S. Government obligations" include securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the United States Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.


     Agencies and instrumentalities established by the United States Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. In the case of U.S. Government obligations not backed by the full faith and credit of the United States Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States Government itself in the event the agency or instrumentality does not meet its commitment. U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

     FOREIGN SECURITIES. Subject to the Fund's investment policies and quality standards, the Fund may invest in the equity securities (payable and denominated in U.S. dollars) of foreign issuers, provided such securities are traded domestically on a national securities exchange, including those traded domestically as sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in the U.S. securities markets.


     Investments in foreign securities, including ADRs, involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. The performance of foreign markets does not necessarily track U.S. markets. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities than in the United States. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund does not invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Of such 5%, no more than 2% of the Fund's assets at the time of purchase may be invested in warrants which are not listed on either the New York Stock Exchange or the American Stock Exchange. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


     BORROWING AND PLEDGING. The Fund may borrow from banks for the clearance of securities transactions but only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 5% of the Fund's total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 5% of its total assets. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. Borrowing may cause greater fluctuation in the Fund's net asset value until the borrowing is repaid. Money borrowed by the Fund will be subject to interest and other costs.


     INVESTMENT COMPANY SECURITIES. The Fund may also invest up to 10% of its total assets in securities of other investment companies. Investments by the Fund in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Fund to sell illiquid securities promptly at an acceptable price.


     SHORT-TERM TRADING. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. If the Fund experiences unexpected net redemptions, it could be forced to sell securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes."

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     It is not the Adviser's intention to have the Fund invested in debt securities primarily for capital appreciation. The Fund may, however, from time to time, have all or a portion of its assets invested in debt securities for defensive purposes or to preserve capital on a temporary basis pending a more permanent disposition of assets subject to the Adviser's analysis of economic and market conditions. There is no formula as to the percentage of assets that may be invested in any one type of security, except as set forth herein. When the Fund has a portion of its assets in U.S. Government obligations or corporate debt securities, the maturities of these securities (which may range from one day to thirty years) will be based in large measure both on the Adviser's perception as to general risk levels in the debt market versus the equity market, and on the Adviser's perception of the future trend and term structure of interest rates.

     Although the Fund invests primarily in common stocks, the Fund may, in seeking its objective of long-term capital appreciation, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's and Standard & Poor's. The Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's or BBB by Standard & Poor's are generally considered to be "junk" securities. The Fund will promptly sell "junk" securities as necessary in order to limit the Fund's aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See the Appendix to this Statement of Additional Information for a description of the quality ratings assigned by Moody's and Standard & Poor's.

         Preferred Stocks
         ----------------

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         Convertible Securities
         ----------------------

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

         General Risk Factors of Fixed-Income Securities
         -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

         Risk Factors of Lower-Rated Securities
         --------------------------------------

     Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of the Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Fund invests are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Fund will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Fund have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect the Fund's ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Fund's investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.

INVESTMENT LIMITATIONS
----------------------


     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.


     Under these fundamental limitations, the Fund may not:

     1. Borrow amounts in excess of 5% of the Fund's total assets, except as a temporary measure for extraordinary or emergency purposes.

     2. Underwrite securities issued by other persons, except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

     3. Invest 25% or more of the Fund's total assets in any one industry.

     4. Purchase or sell real estate, mineral leases, futures contracts or commodities in the ordinary course of business.

     5. Make loans; however, the Fund may enter into repurchase agreements and may purchase corporate and debt obligations for investment purposes.

     6. Purchase the securities of an issuer (other than the United States Government, its agencies or instrumentalities) if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer.

     7. Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund.

     8. Invest for the purpose of exercising control of management.

     9. Issue senior securities as defined in the Investment Company Act of 1940 or mortgage, pledge, hypothecate or in any way transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with permissible borrowings, and then not exceeding 5% of the Fund's total assets, taken at the lesser of cost or market value.

     10. Purchase any securities on margin; however, the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     11. Sell any securities short unless, by virtue of the Fund's ownership of other securities, the Fund has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions.

     12. Purchase or sell any put or call options or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities.

     13. Invest more than 10% of its total assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.


     The Trust does not presently intend to pledge, mortgage or hypothecate the assets of the Fund as described above in investment limitation 9. The Fund has never made, nor does it presently intend to make, short sales of securities "against the box" as described above in investment limitation 11. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.


TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.


                                                                                                                 Number of
                                                                                                              Portfolios in
                                                                                                              Fund Complex
                                      Length of         Position(s) Held    Principal Occupation(s) During     Overseen by
Name, Address and Age                 Time Served       with Trust                   Past 5 Years                Trustee
------------------------------------------------------------------------------------------------------------------------------
*Gregory J. Schwartz (age 60)         Since Aug. 1992   Chairman/Trustee   Chairman of Gregory J.  Schwartz         2
3707 W. Maple Road                                                         &  Co.,   Inc.   (a   registered
Bloomfield Hills, MI  48301                                                broker-dealer)    and   Schwartz
                                                                           Investment    Counsel,     Inc.;
                                                                           partner  of  G&G  Management  (a
                                                                           hedge    fund    manager)    and
                                                                           Schwartz   Devine  Land  Co.  (a
                                                                           real estate holding company)

*George P. Schwartz, CFA (age 57)     Since Aug. 1992   President/Trustee  President       of      Schwartz         2
3707 W. Maple Road                                                         Investment    Counsel,     Inc.;
Bloomfield Hills, MI  48301                                                partner  of G&G  Management  and
                                                                           Schwartz-Devine Land Co.

*Bowie K. Kuhn (age 75)               Since April 2001  Trustee            President   of  The  Kent  Group         2
136 Teal Pointe Lane                                                       (business,  sports and financial
Ponte Vedra Beach, FL  32082                                               consultant);   trustee   of  the
                                                                           National  Baseball  Hall of Fame
                                                                           and Museum

INDEPENDENT TRUSTEES:

Donald J. Dawson, Jr. (age 55)        Since Jan. 1993   Trustee            Chairman   of  Payroll  1,  Inc.         2
333 West Seventh Street                                                    (payroll processing services)
Royal Oaks, MI  48067

Fred A. Erb (age 79)                  Since April 1994  Trustee            Chairman  and  Chief   Executive         2
44 East Long Lake Road                                                     Officer       of        Edgemere
Bloomfield Hills, MI  48304                                                Enterprises,    Inc.   (a   real
                                                                           estate  company);   Chairman  of
                                                                           D.I.Y.  Home Warehouse (a retail
                                                                           building supplies company)

John J. McHale (age 80)               Since Jan. 1993   Trustee            Trustee    of    the    National         2
2014 Royal Fern Court                                                      Baseball Hall of Fame and Museum
Palm City, FL  34990

Sidney F. McKenna (age 79)            Since Jan. 1993   Trustee            Retired  Senior  Vice  President         2
1173 Banbury Circle                                                        of      United      Technologies
Bloomfield Hills, MI  48302                                                Corporation   (manufacturer   of
                                                                           aircraft   engines   and   other
                                                                           industrial products)

EXECUTIVE OFFICERS:

Richard L. Platte, Jr., CFA (age 51)  Since Jan. 1993   Vice President     Executive    Vice     President,
3707 W. Maple Road                                      and Secretary      Secretary   and   Treasurer   of
Bloomfield Hills, MI  48301                                                Schwartz   Investment   Counsel,
                                                                           Inc.;  adjunct  faculty  member,
                                                                           Lawrence Technological
                                                                           University

Timothy S. Schwartz (age 30)          Since April 2000  Treasurer          Operations  Manager of  Schwartz
3707 W. Maple Road                                                         Investment Counsel, Inc.
Bloomfield Hills, MI  48301



*    Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy
     S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board, a committee of individuals whose responsibilities relate to the Ave Maria Catholic Values Fund, another series of the Trust. Gregory J. Schwartz and George P. Schwartz are brothers. Timothy S. Schwartz is the son of George P. Schwartz.


     BOARD COMMITTEES. The Board of Trustees has established the following standing committees. The members of each Committee are Donald J. Dawson, Jr., Fred A. Erb, John J. McHale and Sidney F. McKenna.

     o Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee held two meetings during the fiscal year ended December 31, 2001.

     o Nominating Committee, which is responsible for nominating any future Trustees of the Trust who are not "interested persons" of the Trust. The Nominating Committee did not meet during the fiscal year ended December 31, 2001. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2001.

                                               Dollar Range of                     Aggregate Dollar
                                              Fund Shares Owned                Range of Shares of All
Name of Trustee                                   by Trustee                 Funds Overseen by Trustee
-----------------------------------------------------------------------------------------------------------
Gregory J. Schwartz                             over $100,000                       over $100,000
George P. Schwartz, CFA                         over $100,000                       over $100,000
Bowie K. Kuhn                                        None                           over $100,000
Donald J. Dawson, Jr.                         $50,001--$100,000                    $50,001-$100,000
Fred A. Erb                                     over $100,000                       over $100,000
John J. McHale                                $50,001--$100,000                    $50,001-$100,000
Sidney F. McKenna                               over $100,000                       over $100,000

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not affiliated with the Adviser or the Distributor receives from the Trust an annual retainer of $4,000, payable quarterly, plus a fee of $500 for attendance at each meeting of the Board of Trustees or any committee thereof, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2001 to Trustees who are not affiliated with the Adviser or the Distributor:


                                                                                             Total
                        Aggregate             Pension or           Estimated Annual      Compensation
                      Compensation          Retirement             Benefits Upon        From Trust and
Trustee               From the Fund       Benefits Accrued           Retirement          Fund Complex
-----------------------------------------------------------------------------------------------------------
Donald J. Dawson         $5,250                None                    None                 $7,000
Fred A. Erb               5,250                None                    None                  7,000
Bowie K. Kuhn             1,750                None                    None                  4,500
John J. McHale            4,750                None                    None                  6,000
Sidney F. McKenna         5,250                None                    None                  7,000


THE INVESTMENT ADVISER

     Schwartz Investment Counsel, Inc. (the "Adviser"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is the Fund's investment manager. George P. Schwartz, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser manages the Fund's investments. The Fund pays the Adviser a fee computed and accrued daily and paid quarterly at an annual rate of 1.5% of its average daily net assets up to $75 million, 1.25% of such assets from $75 million to $100 million and 1% of such assets in excess of $100 million. For the fiscal years ended December 31, 2001, 2000 and 1999, the Fund paid advisory fees of $620,432, $558,715 and $796,035, respectively.

     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not affiliated with the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser, except that the Fund reimburses all officers and Trustees, including those who may be officers, directors, employees or stockholders of the Adviser, for actual reasonable out-of-pocket costs related to attending meetings of the Trust's Trustees.

     By its terms, the Advisory Agreement will remain in force until January 28, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     In approving the most recent annual continuance of the Advisory Agreement, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Trust's Audit Committee. The Trustees also considered the business reputation of the Adviser and its financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating the Fund's advisory fees, the Trustees also took into account the complexity and quality of the investment management of the Fund.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue its Advisory Agreement without modification to its terms, including the fees charged for services thereunder.


THE DISTRIBUTOR
---------------


     Schwartz Fund Distributors, Inc. (the "Distributor"), 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, is a wholly-owned subsidiary of the Adviser and the principal underwriter of shares of the Fund. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor pays from its own resources promotional expenses in connection with the distribution of the Fund's shares and any other expenses incurred by it in the performance of its obligations under the Underwriting Agreement with the Trust.


     By its terms, the Underwriting Agreement will remain in force until January 28, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Distributor. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     Gregory J. Schwartz, George P. Schwartz, Timothy S. Schwartz and Richard L. Platte, Jr. are affiliated persons of both the Trust and the Distributor.


SECURITIES TRANSACTIONS
-----------------------


     Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. For the fiscal years ended December 31, 2001, 2000 and 1999, the Fund paid brokerage commissions of $196,225, $146,555 and $193,191, respectively.


     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.


     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund. During the fiscal year ended December 31, 2001, the amount of transactions and related commissions directed to brokers because of research services provided were $17,465,935 and $42,939, respectively.

     The Adviser may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. The Adviser will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared on a pro rata basis.


     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor nor affiliates of the Trust, the Adviser or the Distributor will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.


CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the Securities and Exchange Commission.


PORTFOLIO TURNOVER
------------------


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2001, 2000 and 1999, the Fund's portfolio turnover rate was 103%, 70% and 59%, respectively.


CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.

     In valuing the assets of the Fund for purposes of computing net asset value, portfolio securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar  year.  Generally  the  "required  distribution"  is 98% of the  Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.


     The Fund is required to withhold and remit to the U.S. Treasury a portion (currently 30%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.


REDEMPTION IN KIND
------------------

     The Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:

P =      a hypothetical initial payment of $1,000
T =      average annual total return
n =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. The calculation of average annual total return will include the performance of the Fund's predecessor, RCM Partners Limited Partnership, a Michigan limited partnership (the "Partnership"), prior to July 20, 1993. It should be noted that: (1) the quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") during such periods and therefore was not subject to certain investment restrictions imposed by the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected. The average annual total returns of the Fund for the periods ended December 31, 2001 are as follows:

                           1 Year              27.09%
                           5 Years              9.39%
                           10 Years            11.56%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable deferred sales load which, if included, would reduce total return. The Fund may also show, for comparative purposes and as information to Fund shareholders who previously were partners in the Partnership, the return data for the Partnership, and may combine such data for the year of combination. If so, such depiction will be clearly noted in text accompanying such depiction. The Fund's total returns as calculated in this manner for each of the past ten fiscal years are as follows:

         Year Ended
         ----------
         December 31, 1992                     22.7%
         December 31, 1993                     20.5%
         December 31, 1994                    -6.77%
         December 31, 1995                    16.89%
         December 31, 1996                    18.27%
         December 31, 1997                    28.04%
         December 31, 1998                   -10.38%
         December 31, 1999                    -2.45%
         December 31, 2000                     9.27%
         December 31, 2001                    28.09%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual compounded rate of return for the three years ended December 31, 2001 was 10.94%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------


     As of March 11, 2002, Community Support Corporation, 958 Western Avenue, Joliet, Illinois 60435, owned of record 5.8% of the outstanding shares of the Fund.

     As of March 11, 2002, the Trustees and officers of the Fund as a group owned of record or beneficially 5.0% of the outstanding shares of the Fund.


CUSTODIAN
---------

     The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, has been retained to act as Custodian for the Fund's investments. As custodian, the Fifth Third Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------


     The firm of Deloitte & Touche LLP, 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402, has been selected as independent auditors for the Trust for the fiscal year ending December 31, 2002. Deloitte & Touche LLP performs an annual audit of the Fund's financial statements and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Sullivan & Worcester LLP, 1666 K Street, NW, Washington, D.C. 20006, serves as counsel to the Trust and its Independent Trustees.


TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. Ultimus also provides administrative services to the Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. For the performance of these services, the Fund pays Ultimus a fee at the annual rate of 0.15% of the average value of its daily net assets, provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

     Prior to August 21, 2000, Integrated Fund Services, Inc. ("Integrated") served as the Fund's transfer agent, administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company.

     During the fiscal years ended December 31, 2001, 2000 and 1999, the Fund paid Ultimus and/or Integrated compensation of $62,009, $75,176 and $111,129, respectively.


FINANCIAL STATEMENTS
--------------------


     The financial statements of the Fund, which have been audited by Deloitte & Touche LLP, are incorporated herein by reference to the annual report of the Fund dated December 31, 2001.

APPENDIX
--------

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUND MAY INVEST ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


     ca - An issue rated ca is speculative to a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c - An issue rated c is the lowest rated class of preferred stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B and CCC - Preferred stock rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC - The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C - A preferred stock rated C is a non-paying issue.

     D - A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

  SHAREHOLDER ACCOUNTS                                 CORPORATE OFFICES
    c/o Ultimus Fund                                   3707 W. Maple Road
     Solutions, LLC                                 Bloomfield Hills, MI 48301
     P.O. Box 46707                                      (248) 644-8500
  Cincinnati, OH 45246                                  Fax (248) 644-4250
     1-888-726-0753
                                [SCHWARTZ LOGO]

                               SCHWARTZ VALUE FUND

Dear Fellow Shareowner:

Even though 2001 was the second down year in a row for the stock market, it was the second up year in a row for Schwartz Value Fund. It was the Fund's second best year ever -- up 28.1%, compared to the S&P 500 down 11.9%, the Dow Jones Industrials down 5.4% and the Russell 2000 up 2.5%. The performance of different segments of the market varied greatly. Last year large-capitalization stocks and growth stocks in particular did poorly. Small-cap and mid-cap value stocks, which we emphasize, did especially well. This is not surprising, since our stocks lagged when euphoria reigned in the major market averages in the late 90s. The Schwartz Value Fund was not managed any differently in 2001 than in any of the previous 18 years. It just happened that a lot of the seeds planted years ago bore fruit in 2001. We plant seeds almost every day, and never know when the harvest will come in. That's the nature of value investing. Year in and year out, the unglamorous stock selection process doesn't change much. We look for growing companies that are financially powerful, have proprietary products and capable managements. And importantly, we buy only when the share prices are low in relation to earnings. That keeps the risk low.

2002 will likely see the start of an economic recovery. The Federal Reserve's concerted effort to drive interest rates lower over the past fourteen months provides reason to be optimistic. Corporations and consumers are deleveraging. Corporate debt refinancing will reduce corporate interest expense by $30 billion in 2002. At the same time, residential mortgage refinancing will increase consumer buying power by an additional $40 billion this year. Recently enacted tax cuts and increased government spending will also help raise consumer confidence. The big boost to economic activity won't come however, until capital spending resumes, particularly tech spending, which may be a while since excess capacity is so widespread in that area. Even so, the combination of the Fed's monetary stimulation and Congress' fiscal stimulus should result in expanding corporate profits at a 20% plus annual rate by the fourth quarter of this year. With inventories getting lean and productivity strong, even minor increments in sales volume should result in a significantly better bottom line for much of corporate America.

In managing the Schwartz Value Fund portfolio, we strive to be contrarian investors because one can't buy stocks at bargain prices when they're popular. Consequently, we're always looking for companies where the consensus outlook is temporarily clouded, making the stock prices unduly depressed. An industry meeting these standards today is specialty retailers. Even though some consumers are overextended, the macro condition for retailers is really quite good. Inflation is moderate, interest rates are low, and tax rates are coming down. In addition, aging baby boomers are hitting their peak earnings years and inheriting unprecedented wealth, so the current problems of excess consumer debt are probably overblown. Also, the rapid attrition which is taking place within the retail industry is a plus for the survivors. Consequently, selected specialty retailers are well positioned. Since the best time to accumulate stocks is when they're unloved and underowned, Schwartz Value Fund has made recent purchases of Brookstone, Inc., Coach, Inc., Ethan Allen Interiors, Inc., Ross Stores, Inc., Ryan's Family Steak Houses Inc., The Men's Wearhouse, Inc., TJX Companies, Inc. and Tractor Supply Company. Operating in a very difficult environment, these high-quality retailers have bulletproof balance sheets and strong market niches. The former ensures survivability in the short run, the latter assures profitability in the long run.

The year-end distribution of $2.67 per share consisted of $1.83 of long-term capital gains and $.84 of short-term capital gains. Reflecting the distribution, the Fund finished the year with a net asset value of $23.74 per share.

                                           With best regards,

                                           SCHWARTZ VALUE FUND

                                           /s/ George P. Schwartz
                                           George P. Schwartz, CFA
                                           President
February 7, 2002

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT IN THE SCHWARTZ VALUE FUND(a) AND
THE RUSSELL 2000 INDEX

--------------------------------------------------------------------------------
[PERFORMANCE GRAPH]

                   SCHWARTZ VALUE FUND        RUSSELL 2000 INDEX
                   -------------------        ------------------
12/91                     10000                     10000
12/92                     12270                     11840
12/93                     14785                     14078
12/94                     13784                     13630
12/95                     16113                     17203
12/96                     19056                     19742
12/97                     24400                     23793
12/98                     21867                     22972
12/99                     21331                     27474
12/00                     23309                     26645
12/01                     29856                     27308


        Schwartz Value Fund
  Average Annual Total Returns(b)

1 Year        5 Years        10 Years
------        -------        --------
28.09%          9.39%         11.56%


Past performance is not predictive of future performance.

(a) Combines the performance of the Fund, since its commencement of operations on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior to July 20, 1993. It should be noted that: (1) the Fund's quoted performance data includes performance for periods before the Fund's registration statement became effective; (2) the Fund was not registered under the 1940 Act; and (3) if the Fund had been registered under the 1940 Act during such periods, performance may have been adversely affected.

(b) The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


SCHWARTZ VALUE FUND
ANNUAL TOTAL RATES OF RETURN
--------------------------------------------------------------------------------

                                   1984    1985     1986    1987    1988    1989    1990    1991    1992    1993
                                   ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
SCHWARTZ VALUE FUND (A).........   11.1%   21.7%   16.4%    -0.6%   23.1%    8.3%   -5.3%   32.0%   22.7%   20.5%
RUSSELL 2000 INDEX (B)..........   -9.6%   28.0%    4.0%   -10.2%   22.5%   14.2%  -21.3%   43.4%   16.5%   17.3%
RUSSELL 2000 VALUE (B)..........   -1.4%   26.5%    4.9%    -9.1%   26.0%    9.6%  -24.3%   38.0%   26.3%   21.5%
RUSSELL 2000 GROWTH (B).........  -17.0%   29.3%    2.6%   -11.4%   18.8%   19.0%  -18.5%   49.6%    6.8%   12.5%
NASDAQ COMPOSITE(B).............  -11.2%   31.4%    7.4%    -5.3%   15.4%   19.3%  -17.8%   56.8%   15.5%   14.7%
VALUE LINE COMPOSITE (B)........   -8.4%   20.7%    5.0%   -10.6%   15.4%   11.2%  -24.3%   27.2%    7.0%   10.7%
S&P 500.........................    6.1%   31.6%   18.7%     5.3%   16.8%   31.6%   -3.2%   30.4%    7.6%   10.1%
CONSUMER PRICE INDEX............    4.3%    3.5%    1.1%     4.4%    4.4%    4.6%    6.1%    3.1%    2.9%    2.7%

                                                                                                          COMPOUND ANNUAL
                                                                                                       TOTAL RATES OF RETURN
                                                                                                      -----------------------
                                   1994    1995     1996    1997    1998    1999    2000    2001     5 YEAR   10 YEAR   18 YEAR
                                   ----    ----     ----    ----    ----    ----    ----    ----     ------   -------   -------
SCHWARTZ VALUE FUND(A)..........  -6.8%    16.9%   18.3%   28.0%   -10.4%  -2.5%     9.3%    28.1%     9.4%    11.6%     12.1%
RUSSELL 2000 INDEX(B)...........  -3.2%    26.2%   14.8%   20.5%    -3.5%  19.6%    -4.2%     1.0%     6.1%     9.9%      8.6%
RUSSELL 2000 VALUE(B)...........  -3.7%    22.7%   18.4%   28.9%    -8.5%  -3.5%    19.6%    11.4%     8.7%    12.5%     10.0%
RUSSELL 2000 GROWTH(B)..........  -3.1%    30.1%   10.7%   12.5%     0.8%  42.5%   -22.7%    -9.6%     2.5%     6.6%      6.7%
NASDAQ COMPOSITE(B).............  -3.2%    39.9%   22.7%   21.6%    39.6%  85.6%   -39.3%   -21.0%     8.6%    12.8%     11.4%
VALUE LINE COMPOSITE(B).........  -6.0%    19.3%   13.4%   21.1%    -3.8%  -1.4%    -8.7%    -6.1%    -0.3%     4.0%      3.6%
S&P 500.........................   1.3%    37.5%   22.9%   33.4%    28.6%  21.0%    -9.1%   -11.9%    10.7%    12.9%     14.5%
CONSUMER PRICE INDEX............   2.7%     2.6%    3.3%    1.7%     1.5%   2.7%     3.4%     1.6%     2.2%     2.5%      3.1%

---------------------

(A) Schwartz Value Fund's performance combines the performance of the Fund, since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(B)  Excluding dividends.

SCHWARTZ VALUE FUND
TEN LARGEST EQUITY HOLDINGS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                       MARKET
  SHARES                      COMPANY                                   VALUE
  ------     ----------------------------------------------          ----------
  85,000     Plantronics, Inc..............................         $2,179,400
 115,000     Hector Communications Corporation.............          1,914,750
 140,000     Champion Enterprises, Inc.....................          1,723,400
 100,000     Craftmade International, Inc..................          1,571,000
  40,000     Health Care Property Investors, Inc...........          1,448,400
  60,000     Manor Care, Inc...............................          1,422,600
  35,000     Coach, Inc....................................          1,364,300
 100,000     Axcelis Technologies, Inc.....................          1,289,000
  30,000     Convergys Corporation.........................          1,124,700
 120,000     Input/Output, Inc.............................            985,200

SCHWARTZ VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES                      COMMON STOCK -- 91.0%                   VALUE
  ------     ----------------------------------------------         ---------
             AEROSPACE/DEFENSE -- 2.3%
  35,000     Esterline Technologies Corporation*...........         $ 560,350
   4,000     General Dynamics Corporation..................           318,560
   2,500     Northrop Grumman Corporation..................           252,025
                                                                    ---------
                                                                    1,130,935
                                                                    ---------
             APPAREL & TEXTILES -- 1.7%
  17,500     Jones Apparel Group, Inc.*....................           580,475
   2,500     K-Swiss, Inc. -- Class A......................            83,125
  15,000     Nautica Enterprises, Inc.*....................           191,850
                                                                    ---------
                                                                      855,450
                                                                    ---------
             BUILDING MATERIALS & CONSTRUCTION -- 5.8%
 140,000     Champion Enterprises, Inc.*...................         1,723,400
  75,000     Crown Pacific Partners L.P.*..................           445,500
  50,000     Fleetwood Enterprises, Inc....................           566,500
   4,000     Pulte Corporation.............................           178,680
                                                                    ---------
                                                                    2,914,080
                                                                    ---------
             BUSINESS SERVICES -- 5.6%
  20,000     Concord EFS, Inc.*............................           655,600
  30,000     Convergys Corporation*........................         1,124,700
  10,000     Kronos, Inc.*.................................           483,800
 100,000     Navigant Consulting Company*..................           550,000
                                                                    ---------
                                                                    2,814,100
                                                                    ---------
             COMMUNICATION EQUIPMENT & SERVICES -- 11.4%
  50,000     Agere Systems, Inc. -- Class A*...............           284,500
  12,500     Harris Corporation............................           381,375
 115,000     Hector Communications Corporation*............         1,914,750
  85,000     Plantronics, Inc.*............................         2,179,400
  30,000     Sprint Corporation............................           602,400
  20,000     Universal Electronics Inc.*...................           344,200
                                                                    ---------
                                                                    5,706,625
                                                                    ---------

--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES           COMMON STOCK -- 91.0% (CONTINUED)                  VALUE
  ------     ----------------------------------------------         ---------

             COMPUTER EQUIPMENT & SERVICES -- 0.4%
  5,000      NDCHealth Corporation.........................         $ 172,750
                                                                    ---------
             CONSUMER PRODUCTS -- DURABLES -- 6.2%
 25,000      Brunswick Corporation.........................           544,000
100,000      Craftmade International, Inc..................         1,571,000
  7,500      Ethan Allen Interiors, Inc....................           311,925
 50,000      HMI Industries, Inc.*.........................            35,000
 30,000      Monaco Coach Corporation*.....................           656,100
                                                                    ---------
                                                                    3,118,025
                                                                    ---------
             CONSUMER PRODUCTS -- NONDURABLES -- 5.1%
 35,000      Coach, Inc.*..................................         1,364,300
  5,000      Fortune Brands, Inc...........................           197,950
 10,000      Perrigo Company*..............................           118,200
 40,000      Velcro Industries N.V.........................           444,000
 17,500      Weyco Group, Inc..............................           443,625
                                                                    ---------
                                                                    2,568,075
                                                                    ---------
             EDUCATION -- 1.4%
  7,500      DeVRY Inc.*...................................           213,375
 40,000      Nobel Learning Communities, Inc.*.............           248,400
  5,000      Strayer Education, Inc........................           243,600
                                                                    ---------
                                                                      705,375
                                                                    ---------
             ELECTRONICS -- 0.4%
 26,000      Sparton Corporation...........................           179,400
                                                                    ---------
             ENERGY & MINING -- 8.4%
  2,500      Anadarko Petroleum Corporation................           142,125
 30,000      Diamond Offshore Drilling, Inc. ..............           912,000
 20,000      Forest Oil Corporation*.......................           564,200
120,000      Input/Output, Inc.*...........................           985,200
 40,000      Patterson-UTI Energy, Inc.*...................           932,400
 30,000      Prima Energy Corporation*.....................           652,500
                                                                    ---------
                                                                    4,188,425
                                                                    ---------
             ENVIRONMENTAL SERVICES -- 2.7%
 75,000      Layne Christensen Company*....................           600,000
 55,000      Sevenson Environmental Services, Inc..........           756,250
                                                                    ---------
                                                                    1,356,250
                                                                    ---------

--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES           COMMON STOCK -- 91.0% (CONTINUED)                  VALUE
  ------     ----------------------------------------------         ---------
             FINANCE -- BANKS & THRIFTS -- 2.3%
  6,500      Comerica, Inc.................................         $ 372,450
  6,000      Fifth Third Bancorp...........................           369,480
 25,000      Huntington Bancshares, Inc....................           429,750
                                                                    ---------
                                                                    1,171,680
                                                                    ---------
             FINANCE -- INSURANCE -- 1.6% 7,000
             MBIA, Inc.....................................           375,410
 81,000      Unico American Corporation....................           433,350
                                                                    ---------
                                                                      808,760
                                                                    ---------
             FINANCE -- MISCELLANEOUS -- 2.6%
 15,000      Countrywide Credit Industries, Inc............           614,550
 15,000      H&R Block, Inc................................           670,500
                                                                    ---------
                                                                    1,285,050
                                                                    ---------
             HEALTHCARE -- 7.5%
 15,000      Boston Scientific Corporation*................           361,800
  7,500      Elan Corporation PLC*.........................           337,950
 20,000      IMPATH, Inc.*.................................           890,200
 60,000      Manor Care, Inc.*.............................         1,422,600
  7,500      Schering-Plough Corporation...................           268,575
 15,000      STERIS Corporation*...........................           274,050
 20,000      Theragenics Corporation*......................           197,200
                                                                    ---------
                                                                    3,752,375
                                                                    ---------
             HOLDING COMPANIES -- 1.2%
 50,000      PICO Holdings, Inc.*..........................           625,000
                                                                    ---------
             INDUSTRIAL PRODUCTS & SERVICES -- 5.3%
 20,000      AptarGroup, Inc...............................           700,600
  2,500      Deere & Company...............................           109,150
 10,000      Dover Corporation.............................           370,700
 50,000      Maritrans, Inc................................           598,500
 15,000      Simpson Manufacturing Co., Inc.*..............           859,500
                                                                    ---------
                                                                    2,638,450
                                                                    ---------

--------------------------------------------------------------------------------

                                                                      MARKET
  SHARES           COMMON STOCK -- 91.0% (CONTINUED)                  VALUE
  ------           ----------------------------------------         ---------
                   INFORMATION TECHNOLOGY -- 3.3%
  15,000           Network Associates, Inc.*...............         $ 387,750
   3,000           Quality Systems, Inc.*..................            48,930
 100,000           Rainbow Technologies, Inc.*.............           740,000
  26,900           SPSS, Inc.*.............................           477,475
                                                                    ---------
                                                                    1,654,155
                                                                    ---------
                   PRINTING & PUBLISHING -- 1.6%
  22,500           Courier Corporation.....................           787,500
                                                                    ---------
                   REAL ESTATE -- 4.2%
  40,000           Health Care Property Investors, Inc.....         1,448,400
  16,499           I. Gordon Realty Corporation*...........           175,921
  20,000           Washington Real Estate Investment Trust.           497,800
                                                                    ---------
                                                                    2,122,121
                                                                    ---------
                   RETAIL -- 6.7%
  60,000           Brookstone, Inc.*.......................           703,800
 100,000           Elder-Beerman Stores Corporation*.......           294,000
  12,500           Men's Wearhouse, Inc.*..................           258,125
   3,000           Payless ShoeSource, Inc.*...............           168,450
  25,000           Ross Stores, Inc........................           802,000
  20,000           Ryan's Family Steak Houses, Inc.*.......           433,000
   5,000           TJX Companies, Inc......................           199,300
  15,000           Tractor Supply Company*.................           511,200
                                                                    ---------
                                                                    3,369,875
                                                                    ---------
                   TECHNOLOGY -- 2.6%
 100,000           Axcelis Technologies, Inc.*.............         1,289,000
                                                                    ---------
                   TRANSPORTATION -- 0.7%
 134,800           The Morgan Group, Inc. -- Class A.......           337,000
                                                                    ---------
                   TOTAL COMMON STOCK -- 91.0%
                           (COST -- $34,555,078)...........      $ 45,550,456
                                                                   ----------


SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                                                  MARKET
    SHARES      CLOSED-END FUNDS -- 1.0% (COST -- $353,818)                        VALUE
    ------      -------------------------------------------                      ---------
    75,000      Royce Focus Trust...........................................   $   498,750
                                                                                 ---------
                OPEN-END FUNDS -- 0.0% (COST -- $4,996)
        40      Sequoia Fund................................................   $     5,212
                                                                                 ---------

     FACE
    AMOUNT
    ------
                REPURCHASE AGREEMENTS(1) -- 9.0% (COST $4,477,274)
$4,477,274      Fifth Third Bank, 1.07%, dated 12/31/01, due 01/02/02,
                  repurchase proceeds: $4,477,540...........................   $ 4,477,274
                                                                                ----------

                TOTAL INVESTMENTS -- 101.0% (COST $39,391,166)..............   $50,531,692

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.0%).............     (500,244)
                                                                               -----------

                NET ASSETS -- 100.0%........................................   $50,031,448
                                                                               ===========


*    Non-income producing security.

(1)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost of $39,391,166) (Note 1)..............   $50,531,692
Cash..............................................................         4,674
Receivable for capital shares sold................................     1,106,232
Dividends and interest receivable.................................        28,733
Other assets......................................................        21,137
                                                                     -----------
             TOTAL ASSETS.........................................    51,692,468
                                                                     -----------
LIABILITIES
Payable for securities purchased..................................     1,023,450
Payable for capital shares redeemed...............................         1,900
Distributions payable to shareholders.............................       432,367
Accrued investment advisory fees (Note 2).........................       168,339
Other accrued expenses and liabilities............................        34,964
                                                                     -----------
             TOTAL LIABILITIES....................................     1,661,020
                                                                     -----------
NET ASSETS........................................................   $50,031,448
                                                                     ===========
NET ASSETS CONSIST OF:
Paid-in capital...................................................   $38,897,524
Distributions in excess of net realized gains from security
  transactions....................................................       (6,602)
Net unrealized appreciation on investments........................    11,140,526
                                                                     -----------
NET ASSETS........................................................   $50,031,448
                                                                     ===========
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value).............................     2,107,082
                                                                     ===========
Net asset value, redemption price, and offering price per
  share...........................................................   $     23.74
                                                                     ===========

See notes to financial statements.

SCHWARTZ VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends and interest..........................................   $   590,496
                                                                     -----------
EXPENSES
  Investment advisory fees (Note 2)...............................       620,432
  Administration, accounting and transfer agent fees (Note 2).....        62,009
  Trustees' fees and expenses.....................................        52,823
  Legal and audit fees............................................        29,525
  Registration fees...............................................        21,200
  Reports to shareholders.........................................        19,277
  Insurance expense...............................................        18,193
  Custodian fees..................................................        10,012
  Postage and supplies............................................         6,994
  Other expenses..................................................         4,668
                                                                     -----------
             TOTAL EXPENSES.......................................       845,133
                                                                     -----------
NET INVESTMENT LOSS...............................................     (254,637)
                                                                     -----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions...................     5,283,004
  Net change in unrealized appreciation/depreciation on
     investments..................................................     5,412,312
                                                                     -----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS..................    10,695,316
                                                                     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS........................   $10,440,679
                                                                     ===========


See notes to financial statements.


SCHWARTZ VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED       YEAR ENDED
                                                                  DECEMBER 31,     DECEMBER 31,
                                                                     2001             2000
                                                                 -----------     ------------
FROM OPERATIONS
  Net investment loss.......................................     $ (254,637)       $ (20,610)
  Net realized gains from security transactions.............      5,283,004        1,928,260
  Net realized gains from in-kind redemptions (Note 4)......             --        1,207,856
  Net change in unrealized appreciation/depreciation
    on investments..........................................      5,412,312          216,444
                                                                -----------      ------------
  Net increase in net assets from operations................     10,440,679        3,331,950
                                                                -----------      ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gains on investments....................     (4,985,794)      (1,557,553)
  Distributions in excess of realized gains.................         (6,602)         (42,573)
                                                                -----------      ------------
Net decrease in net assets from distributions to
  shareholders..............................................     (4,992,396)      (1,600,126)
                                                                -----------      ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold.................................     13,668,362        6,650,865
  Reinvestment of distributions to shareholders.............      4,560,029        1,491,625
  Payments for shares redeemed..............................     (9,594,624)     (15,597,389)
                                                                -----------     ------------
Net increase (decrease) in net assets from capital share
  transactions..............................................      8,633,767       (7,454,899)
                                                                -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................     14,082,050       (5,723,075)
NET ASSETS
  Beginning of year.........................................     35,949,398       41,672,473
                                                                -----------     ------------
  End of year...............................................    $50,031,448     $ 35,949,398
                                                                ===========     ============
UNDISTRIBUTED NET INVESTMENT INCOME.........................    $        --     $         --
                                                                ===========     ============
SUMMARY OF CAPITAL SHARE ACTIVITY
  Shares sold...............................................        567,511          319,988
  Shares issued in reinvestment of distributions to
    shareholders............................................        192,082           72,339
  Shares redeemed...........................................       (395,582)        (760,785)
                                                                -----------     ------------
  Net increase (decrease) in shares outstanding.............        364,011         (368,458)
  Shares outstanding, beginning of year.....................      1,743,071        2,111,529
                                                                -----------     ------------
  Shares outstanding, end of year...........................      2,107,082        1,743,071
                                                                ===========     ============


See notes to financial statements.



SCHWARTZ VALUE FUND
FINANCIAL HIGHLIGHTS

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------

                                                                 YEAR        YEAR        YEAR        YEAR        YEAR
                                                                 ENDED       ENDED       ENDED       ENDED       ENDED
                                                                DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                                 2001        2000        1999        1998         1997
                                                               --------    --------    --------    --------    --------
Net asset value at beginning of year......................     $ 20.62     $ 19.74     $ 21.50     $ 23.99     $ 21.19
                                                               --------    --------    --------    --------    --------
Income (loss) from investment operations:
  Net investment income (loss)............................       (0.12)      (0.01)      (0.15)      (0.09)       0.06
  Net realized and unrealized gains (losses)
    on investments........................................        5.91        1.84       (0.38)      (2.40)       5.88
                                                               --------    --------    --------    --------    --------
      Total from investment operations....................        5.79        1.83       (0.53)      (2.49)       5.94
                                                               --------    --------    --------    --------    --------
Less distributions:
  From net investment income..............................           --          --          --          --      (0.06)
  From net realized gains on investments..................       (2.67)      (0.92)      (1.05)          --      (3.03)
  In excess of net realized gains on
    investments...........................................       (0.00)      (0.03)      (0.18)          --      (0.05)
                                                               --------    --------    --------    --------    --------
      Total distributions.................................       (2.67)      (0.95)      (1.23)          --      (3.14)
                                                               --------    --------    --------    --------    --------
Net asset value at end of year............................     $ 23.74     $ 20.62     $ 19.74     $ 21.50     $ 23.99
                                                               ========    ========    ========    ========    ========
      Total return........................................        28.1%        9.3%       (2.5)%     (10.4)%      28.0%
                                                               ========    ========    ========    ========    ========
Ratios/Supplementary Data:
Ratio of expenses to average net assets...................        2.04%       2.10%        2.05%       1.94%      1.91%
Ratio of net investment income (loss) to
  average net assets......................................      (0.62)%     (0.06)%      (0.61)%     (0.39)%      0.24%
Portfolio turnover rate...................................         103%         70%          59%         54%        47%
Net assets at end of year (000's).........................     $50,031     $35,949      $41,672     $62,697    $69,967




See notes to financial statements.

SCHWARTZ VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Schwartz Value Fund (the Fund) is a series of Schwartz Investment Trust, a diversified open-end management investment company established as an Ohio Business Trust under a Declaration of Trust dated August 31, 1992. The Fund is registered under the Investment Company Act of 1940 and commenced operations on July 20, 1993. The Fund determines and makes available for publication the net asset value of its shares on a daily basis.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for more detailed information regarding the investment strategies of the Fund.

The following is a summary of significant  accounting  policies  followed by the
Fund:

     (a) VALUATION OF INVESTMENTS -- Securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities that are quoted by NASDAQ are valued at the last reported sale price, or, if not traded on a particular day, at the mean between the closing bid and asked prices as reported by NASDAQ. Securities traded in the over-the-counter market, not quoted by NASDAQ, are valued at the average of the highest current independent bid and lowest current independent offer as of the close of trading on the day of valuation. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     (b) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to the shareholders. Therefore, no provision for income or excise taxes is necessary.

     The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from accounting principles generally accepted in the United States of America (GAAP), the basis on which these financial statements are prepared. The differences arise primarily from the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income or loss and net realized capital gain or loss reported in the financial statements may differ from that reported in the Fund's tax return and, consequently, the character of distributions to shareholders reported in the statements of changes and financial highlights may differ from that reported to shareholders for Federal income tax purposes. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes, if any, are shown as distributions in excess of net realized gains in the accompanying statements. Net investment losses, for tax purposes, are reclassified to paid-in capital.

     (c) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

     (d) DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income and net capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date.

     (e) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements (agreements to purchase securities subject to the seller's agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks. Repurchase agreements are the equivalent of loans by the Fund. The Fund's policy is to take possession of the underlying securities and, on a daily basis, mark to market such securities to ensure that the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under the agreement.

     (f) ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (g) ADOPTION OF NEW ACCOUNTING PRINCIPLE -- The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, effective January 1, 2001. The adoption of this Guide had no effect in the Fund's financial statements as of December 31, 2001.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The President of the Fund is also the President and Chief Investment Officer of Schwartz Investment Counsel, Inc. (the Adviser). The Chairman of the Board of the Fund is also the Chairman of Gregory J. Schwartz & Co., Inc. (the Distributor). Certain other trustees and officers of the Fund are officers of the Adviser or of Ultimus Fund Solutions, LLC (Ultimus), the administrative, accounting and transfer agent for the Fund.

Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Adviser a quarterly fee equal to the annual rate of 1.5% of the average daily net assets up to $75 million; 1.25% of such assets from $75 million to $100 million; and 1% of such assets in excess of $100 million.

The Distributor is the primary agent for the distribution of the Fund and receives fees from the Adviser, not the Fund or its shareholders.

Pursuant to a Mutual Fund Services Agreement between the Fund and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share, maintains the financial books and records of the Fund, maintains the records of each shareholder's account, and processes purchases and redemptions of the Fund's shares. For the performance of these services, the Fund pays Ultimus a fee, payable monthly, at an annual rate of .15% of the average daily net assets, subject to a minimum monthly fee of $4,000.

3. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investments other than short-term investments, for the year ended December 31, 2001, were $39,120,741 and $38,715,520, respectively.

4. FEDERAL INCOME TAXES

As of December 31, 2001, net unrealized appreciation of securities was $11,133,801 for federal income tax purposes of which $11,845,299 related to appreciated securities and $711,498 related to depreciated securities. The aggregate cost of investments at December 31, 2001 for federal income tax purposes was $39,397,891. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

For the year ended December 31, 2001, the Fund's net investment loss of $254,637 was used to reduce the necessary short-term capital gain distribution. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

During the year ended December 31, 2000, the Fund realized $1,207,856 of net capital gains resulting from in-kind redemptions -- in which shareholders exchange fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital on the Statement of Assets and Liabilities. Such reclassification has no effect on the Fund's net assets or net asset value per share.

5. FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

On December 31, 2001, the Fund declared and paid a short-term capital gain of $0.8384 per share and a long-term capital gain of $1.8335 per share. In January of 2002, shareholders will be provided with Form 1099-DIV which reports the amount per share and tax status of the capital gain distribution paid during the calendar year 2001.

SCHWARTZ VALUE FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Shareholders and Trustees of Schwartz Value Fund:

We have audited the accompanying statement of assets and liabilities of Schwartz Value Fund (the "Fund"), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schwartz Value Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

January 25, 2002
Dayton, Ohio

SCHWARTZ VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:


                                                                         POSITION HELD               LENGTH OF
           TRUSTEE                    ADDRESS                 AGE        WITH THE TRUST              TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------
*Gregory J. Schwartz................ 3707 W. Maple Road,      60         Chairman of the Board/      Since 1993
                                     Bloomfield Hills, MI                Trustee
*George P. Schwartz, CFA............ 3707 W. Maple Road,      57         President/Trustee           Since 1993
                                     Bloomfield Hills, MI
Donald J. Dawson, Jr................ 333 W. Seventh Street,   54         Trustee                     Since 1993
                                     Royal Oak, MI
Fred A. Erb......................... 44 E. Long Lake Road,    79         Trustee                     Since 1994
                                     Bloomfield Hills, MI
**Bowie K. Kuhn..................... 136 Teal Pointe Lane,    75         Trustee                     Since 2001
                                     Ponte Vedra Beach, FL
John J. McHale...................... 2014 Royal Fern Court,   80         Trustee                     Since 1993
                                     Palm City, FL
Sidney F. McKenna................... 3707 W. Maple Road,      79         Trustee                     Since 1993
                                     Bloomfield Hills, MI
*Richard L. Platte, Jr., CFA........ 3707 W. Maple Road,      50         Vice President and          Since 1993
                                     Bloomfield Hills, MI                Secretary
*Timothy S. Schwartz................ 3707 W. Maple Road,      30         Treasurer                   Since 2000
                                     Bloomfield Hills, MI


 * Gregory J. Schwartz, George P. Schwartz, Richard L. Platte, Jr. and Timothy
   S. Schwartz, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund's investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Gregory J. Schwartz and George P. Schwartz are brothers, and Timothy S. Schwartz is the son of George P. Schwartz and the nephew of Gregory J. Schwartz.

** Bowie K. Kuhn is an "interested person" of the Trust by virtue of his membership on the Catholic Advisory Board of the Ave Maria Catholic Values Fund, another series of the Trust.

Each Trustee oversees two portfolios of the Trust: the Ave Maria Catholic Values Fund and the Schwartz Value Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

     Gregory J. Schwartz is Chairman of Schwartz Investment Counsel, Inc., the Fund's investment manager, and is Chairman of Gregory J. Schwartz & Co., Inc., an investment banking firm which serves as the Fund's distributor. He is also President of Bloomfield Town Center, a real estate management company.

     George P. Schwartz, CFA is President and Chief Investment Officer of Schwartz Investment Counsel, Inc. and is the portfolio manager of the Fund.

     Donald J. Dawson, Jr. is Chairman of Payroll 1, Inc. (a payroll processing company).

     Fred A. Erb is the Chairman and Chief Executive Officer of Edgemere Enterprises, Inc. (a real estate investment, development and management company) and Chairman of D.I.Y. Home Warehouse (a retail building supplies company).

     Bowie K. Kuhn is President of The Kent Group (business, sports and financial consultant), and is the former Commissioner of Major League Baseball.

     John J. McHale is retired as the President of the Montreal Expos (a major league baseball team).

     Sidney F. McKenna is a retired Senior Vice President of United Technologies Corporation (a major manufacturer of aircraft engines and other industrial products).

     Richard L. Platte, Jr., CFA is Executive Vice President, Secretary and Treasurer of Schwartz Investment Counsel, Inc.

     Timothy S. Schwartz is Operations Manager of Schwartz Investment Counsel, Inc.

SCHWARTZ VALUE FUND
INVESTMENT PHILOSOPHY
--------------------------------------------------------------------------------

Schwartz Value Fund ("SVF") seeks long-term capital appreciation through value investing -- purchasing shares of strong, growing companies at reasonable prices. Because small and medium size companies offer vast reward opportunities, fundamental analysis is used to identify emerging companies with outstanding business characteristics. Sometimes the best values are issues not followed by Wall Street analysts.

Most value investors buy fair companies at an excellent price. SVF attempts to buy excellent companies at a fair price. The essence of value investing is finding companies with great business characteristics which by their nature, offer a margin of safety. A truly fine business requires few assets to provide a consistently expanding stream of income. SVF also purchases shares which are temporarily out-of-favor and selling below intrinsic value.

A common thread in SVF investments is that the market price is below what a corporate or entrepreneurial buyer might be willing to pay for the entire business. The auction nature and the inefficiencies of the stock market are such that SVF can often buy a minority interest in a fine company at a small fraction of the price per share necessary to acquire the entire company.

SCHWARTZ VALUE FUND
a series of
Schwartz Investment Trust
3707 W. Maple Road
Bloomfield Hills, Michigan 48301
(248) 644-8500

BOARD OF TRUSTEES
Donald J. Dawson, Jr.
Fred A. Erb
Bowie K. Kuhn
John J. McHale
Sidney F. McKenna
George P. Schwartz, CFA
Gregory J. Schwartz, Chairman

OFFICERS
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Timothy S. Schwartz, Treasurer
Robert G. Dorsey, CPA, Assistant Secretary
John F. Splain, Assistant Secretary
Theresa A. Minogue, CPA, Assistant Treasurer
Mark J. Seger, CPA, Assistant Treasurer

INVESTMENT ADVISER
SCHWARTZ INVESTMENT COUNSEL, INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

DISTRIBUTOR
GREGORY J. SCHWARTZ & CO., INC.
3707 W. Maple Road
Bloomfield Hills, Michigan 48301

CUSTODIAN
FIFTH THIRD BANK
38 Fountain Square Plaza
Cincinnati, Ohio 45263

ADMINISTRATOR
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

AUDITORS
DELOITTE & TOUCHE LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, D.C. 20006

                            SCHWARTZ INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
         --------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

          (b)  Bylaws--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 11 filed on April 19, 2001

          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

          (d) (i) Advisory Agreement (with respect to the Schwartz Value Fund) with Schwartz Investment Counsel, Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001


               (ii)Advisory  Agreement  (with respect to the Ave Maria  Catholic
                   Values Fund) with Schwartz Investment Counsel, Inc.-- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 12 filed on May 1, 2001

          (e)  (i) Underwriting   Agreement  with  Schwartz  Fund  Distributors,
                   Inc.--Filed herewith


               (ii)Form of Dealer's Agreement--Filed herewith


               (iii)Sub-Distribution  Agreement with Schwartz Fund Distributors,
                    Inc. and Quasar Distributors, LLC--Filed herewith

          (f)  Inapplicable

          (g) Custody Agreement with the Fifth Third Bank--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

          (h)  Mutual Fund  Services  Agreement  with  Ultimus  Fund  Solutions,
               LLC-Incorporated    herein   by   reference    to    Registrant's
               Post-Effective Amendment No. 10 filed on February 15, 2001

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Post-Effective Amendment No. 11 filed on April 19, 2001

          (j)  Consent of Independent Public Accountants--Filed herewith

          (k)  Inapplicable

          (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001


          (m) Shareholder Servicing Plan (with respect to the Ave Maria Catholic Values Fund)--Filed herewith


          (n)  Inapplicable

          (o)  Inapplicable


          (p) (i) Codes of Ethics of Registrant and Schwartz Investment Counsel, Inc. -- Incorporated herein by reference to Registrant's Post-Effective Amendment No. 9 filed on May 1, 2000

               (ii) Code of Ethics of Schwartz Fund  Distributors, Inc. -- Filed
                    herewith

          (q) (i) Powers of Attorney for Donald J. Dawson, Jr., Fred A. Erb, John J. McHale and Sidney F. McKenna--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 11 filed on April 19, 2001

               (ii)Power of Attorney for Bowie K. Kuhn--Filed herewith


Item 24.  Persons Controlled by or Under Common Control with Registrant.
          -------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------
          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, its Adviser and its Underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trustees and officers of Registrant will not seek recovery of losses under the policy without having first received an opinion of counsel of Registrant or a decision from a court of appropriate jurisdiction that recovery under the policy is not contrary to public policy as expressed in Section 17(h) of the 1940 Act or otherwise.

          The Advisory Agreement with Schwartz Investment Counsel, Inc. (the "Adviser") provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.


          The Underwriting Agreement with Schwartz Fund Distributors, Inc. (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.


          Notwithstanding any provisions to the contrary in Registrant's Agreement and Declaration of Trust, in Ohio law or in the Advisory
          Agreement and the Underwriting Agreement, Registrant will not indemnify its Trustees and officers, the Adviser or the Distributor for any liability to the Registrant or its shareholders to which such persons would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of Registrant as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. Registrant may advance attorneys' fees or other expenses incurred by the indemnitee in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification, so long as one of the following conditions is met: (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------

          (a) The Adviser has been registered as an investment adviser since 1988 and has assets under management of approximately $367 million as of December 31, 2001.


          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Gregory J. Schwartz - President and Chief Executive Officer of Gregory J. Schwartz & Co., Inc. (an investment banking firm)

               (ii) George P. Schwartz - None

               (iii)Richard L. Platte, Jr. - None

               (iv) Robert M. Dailey - None


               (v)  Gregg D. Watkins - None


               The business address of each director and officer of the Adviser is 3707 W. Maple Road, Bloomfield Hills, Michigan 48301.

Item 27.  Principal Underwriters
          ----------------------

               (a)  Inapplicable

                                               Position with                         Position with
               (b)  Name                       Distributor                           Registrant
                    ----                         -----------                           ----------
                    Timothy S. Schwartz        Chairman/Treasurer/Director           Treasurer
                    Robert C. Schwartz         CEO/President/Secretary/Director      None

          The address of each of the above-named persons is 3707 W. Maple Road, Bloomfield Hills, Michigan 48301.

               (c)  Inapplicable


Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its offices located at 3707 W. Maple Road, Bloomfield Hills, Michigan 48301, or at the offices of the Registrant's transfer agent located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or at theoffices of the Registrant's custodian located at 38 Fountain Square Plaza, Cincinnati, Ohio 45202.


Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Inapplicable

Item 30.  Undertakings
          ------------
          Inapplicable

                                   SIGNATURES
                                   ----------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Bloomfield Hills and State of Michigan on the 1st day of April, 2002.

                                              SCHWARTZ INVESTMENT TRUST

                                              By:  /s/  George P. Schwartz
                                                   --------------------------
                                                        George P. Schwartz
                                                        President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


         Signature                            Title                          Date
/s/  Gregory J. Schwartz                      Chairman of                    April 1, 2002
-----------------------------------           the Board and Trustee
Gregory J. Schwartz

/s/  George P. Schwartz                       President                      April 1, 2002
-----------------------------------           and Trustee
George P. Schwartz

/s/  Richard L. Platte, Jr.                   Vice President,                April 1, 2002
-----------------------------------           Secretary and Treasurer
Richard L. Platte, Jr.

-----------------------------------           Trustee                        /s/  George P. Schwartz
Donald J. Dawson, Jr.*                                                            ------------------
                                                                                  George P. Schwartz
                                                                                  Attorney-in-fact*
-----------------------------------           Trustee                             April 1, 2002
Fred A. Erb*

-----------------------------------           Trustee
Bowie K. Kuhn*

-----------------------------------           Trustee
John J. McHale*

-----------------------------------           Trustee
Sidney F. McKenna*

                                INDEX TO EXHIBITS
                                -----------------

(e)  (i) Underwriting Agreement

     (ii) Form of Dealer's Agreement

     (iii) Sub-Distribution Agreement

(j)  Consent of Independent Public Accountants

(m)  Shareholder  Servicing Plan with respect to the Ave Maria  Catholic  Values
     Fund

(p)  (ii) Code of Ethics of Schwartz Fund Distributors, Inc.

(q)  (ii) Power of Attorney for Bowie K. Kuhn